SMITH BARNEY MUNICIPAL FUND, INC.

Supplement dated October 31, 1997
to Prospectus dated April 30, 1997


	The following information supersedes the information set forth in the Prospectus in the first paragraph under "Investment
Objectives and Management Policies--General."

	The Fund's investment objective is to provide shareholders a high level of current income exempt from ordinary Federal income tax consistent with prudent investing. Under normal market conditions, the Fund will invest at least two thirds of its total assets in municipal securities rated in the category A or better by S&P or by Moody's or have an equivalent rating by any nationally recognized statistical rating organization (or, if not so rated, which are, in the opinion of the Investment Manager applying standards established by the Fund's Board of Directors, of comparable credit quality to those so rated) at the time of investment. Under normal market conditions, the Fund will also invest only in municipal securities rated investment grade at the time of investment. Investment grade securities are securities that are rated BBB or higher by S&P or Baa or higher by Moody's or that have equivalent ratings by any nationally recognized statistical rating organization (or, if not so rated, which are, in the opinion of the Investment Manager applying standards established by the Fund's Board of Directors, of comparable credit quality to those so rated). The Fund will not invest in any municipal securities that are rated lower than BBB by S&P or Baa by Moody's. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's as medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; they lack outstanding investment characteristics and in fact have speculative characteristics as well. The Fund may be more dependent upon the Investment Manager's investment analysis of unrated municipal securities than is the case with respect to rated municipal securities. See "Investment Objective and Management Policies--Risk Factors and Special Considerations" and Appendix A. The Fund's policy is to invest at least 80% of its total assets in municipal securities with remaining maturities of less than fifteen years.







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